[Exhibit 32.2]


                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Nortia Capital Partners, Inc. (the "Company") on Form 10-KSB for the period ending April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harrysen Mittler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act of 1934;
and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 8, 2004

                       /s/ Harrysen Mittler
                       -----------------------------------------
                       Harrysen Mittler, Chief Financial Officer
                       Nortia Capital Partners, Inc.